Exhibit 99.1

LIBERTY RESOURCES ACQUISITION CORP. ANNOUNCES THE ESTABLISHMENT OF THE M&A TRANSITION TASKFORCE TO FURTHER SUPPORT THE BUSINESS COMBINATION WITH CASPI OIL GAS LLP

❖	The Taskforce visited the Rakushechnoye Field in Kazakhstan, an asset with quality oil and gas reserves, which is the subject of a production plan which is expected to be implemented following the business combination.

❖	The Director General of COG stated that the field is one of the best mid-size fields in Kazakhstan with quality of oil reserves with API47 and gas reserves with high LPG concentration.

❖	The Taskforce confirmed that the onshore asset is low cost with high netback.

❖	The Taskforce expects to restart production based on implementation of development plans for the project.

Miami, Florida – March 30, 2023 – Liberty Resources Acquisition Corp. (NASDAQ: LIBY, LIBYU, LIBYW) (“Liberty”), a special purpose acquisition company, announced today the establishment of a M&A Transition Taskforce to support the business combination with Caspi Oil Gas LLP (“COG”) and execution of pre and post transaction business plans.

As previously announced, Liberty entered into a definitive business combination agreement effective December 15, 2022 that will result in Liberty becoming a wholly owned subsidiary of Liberty Onshore Energy B.V. (“PubCo”). Through a complex restructuring PubCo will become the resultant amalgamated parent company and is expected to continue a listing on the Nasdaq Stock Exchange (“NASDAQ”).

Dato’ Maznah Binti Abdul Jalil, Chief Executive Officer of Liberty commented, “The formation of the M&A taskforce is an important milestone as we accelerate our plans and strategies. It is important we lay the necessary foundation for a successful asset before the business combination is complete. This foundation is planned to enable the implementation of our project development and implement management structures to support these plans.”

The M&A Transition Taskforce, led by Tan Sri Wan Zulkiflee, is comprised of five individuals, bringing decades of expertise and leadership to the transition team. The first order of business consisted of a visit to Rakushechnoye Field, COG’s Investment Venture in Kazakhstan. This visit is the first of the transition team, which was a follow-up visit to that by the advisors of Liberty Resources in Q1 2022. The transition team will remain in place until the public company transaction is complete, which is expected in the second half of 2023.

The M&A Transition Taskforce is comprised of:

Tan Sri Wan Zulkiflee bin Wan Ariffin, Chairman

Mr. Tan Sri Wan Zulkiflee bin Wan Ariffin is a highly experienced executive with a passionate commitment to education and cultural endeavors, Tan Sri Wan Zulkiflee has served Petronas, the national Oil and Gas Company of Malaysia for 37 years including as a director, president, and Group CEO. He has also served as Chairman of Malaysia Aviation Group Berhad, Malaysia Airlines Berhad, DRB- HICOM (a diversified business conglomerate involved in automotive, services and property businesses), and Gas Malaysia Berhad.

He was a Council Member of the East Coast Economic Region Development Council (ECERDC) and the Northern Corridor Implementation Authority (NCIA) where he chaired the Audit Committees at both Agencies. He was on the Council of ASCOPE, the association of National Oil Companies in ASEAN and was one of the Oil and Gas Governors at the World Economic Forum in Davos. He was also on the Board of ExxonMobil. Tan Sri Wan Zulkiflee is a Honorary Fellow of the Institution of Chemical Engineers, UK.

Rep Scott William Taylor

Mr. Scott Taylor is an advisor, former U.S. Congressman and U.S. Navy SEAL combat veteran. He is the President of the U.S.- Qatar Business Council, the premiere bilateral trade group between the United States and Qatar. Scott currently serves as a Consultant for Taylor Global Strategies, a company that provides clients with advisory services in business development, government relations and private diplomacy. He advises a range of companies on matters including geopolitical concerns, capital raising, contract bids, humanitarian aid, energy, defense, logistics and infrastructure.

Mr. Taylor holds both a Bachelor’s and a Master’s degree from Harvard University with focuses on International Relations. He is a previous Gubernatorial appointee to the Virginia War Memorial Board of Trustees and is a past board member of the UDT/SEAL association. As a U.S. Congressman he served on the Appropriations Committee, overseeing all U.S. federal spending.

Mohamad Rafi bin Shahzada

Mr. Rafi bin Shahzada is a dedicated and self-motivated professional with extensive experience in management, financial, banking, hire-purchase, oil & gas, petrochemicals, insurance, legal, audit, marketing, retailing, manufacturing, consulting, information technology and accounting. He served as Board of Director of Bank Rakyat (Malaysia), Malaysia Development Bank Limited, Group project director of Puncak Oil & Gas. Previously, he was a Group Financial Controller of SABIC (Saudi Arabia Basic Industries Corp), a subsidiary of Saudi Aramco.

Mr. Rafi holds numerous professional designations and an Honours BA (accounting and finance) and an MBA (accounting and finance) from the University of Wales, United Kingdom.

Sakthi Kumar

Mr. Sakthi Kumar has over 20 years of working experience in audit, accounting, finance, business support function and corporate finance in multinational companies, locally and internationally. Throughout his journey, Sakthi worked in different industries such as O&G and IT covering different regions within the APAC area. Moreover, his portfolio extends to cover finance, commercial, contracts, human resources, and administration portfolio for the APAC region. Subsequently, Mr. Sakthi established his career into Special Purpose Acquisition Company (SPAC) listed in Malaysia and listed on NASDAQ. Graduated with a Bachelor of Accountancy (Honors) degree from University of Malaya and a Master of Business Administration (“MBA”), majoring in corporate finance from Cardiff Metropolitan University, London.

Adilzhan Kaliyev

Mr. Adil Kaliyev is a proactive, goal orientated professional with over 10 years of experience in leadership positions. He has served as Country Manager for Markmore Energy Limited from 2019 to 2021. Prior to joining Markmore, Mr. Adil was the founder and COE of eLoan LLP (ekredit.kz). In 2015, he was appointed as Chairman of JSC Plemzavod Merke, a large agricultural farm which was acquired by AGROSTAN LLP which had over 20,000 heads of sheep, 90,000 hectares of land, more than 300 workers. Prior to that, he also served as CEO of Agrostan LLP and Executive Director of Kazakhstan-Malaysia Chamber of Commerce.

As part of beginning its mandate, the M&A Transition Task Force has just returned from an initial visit to Kazakhstan between 15th to 17th March 2023. The visit was initiated by the Transition Task Force for a site visit to Rakushechnoye Field and to revitalise COG’s investment venture in Kazakhstan. In addition to the site visit and internal meetings the Transition Task Force held several meetings with local management and partners in the project and with government officials.

About Liberty Resources Acquisition Corp.

Liberty Resources Acquisition Corp. is a newly organized blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. The Company is led by Dato’ Maznah Binti Abdul Jalil, Liberty’s Chief Executive Officer, and Dato’ Khalid bin Hj Ahmad, Liberty’s Chief Financial Officer. Liberty is sponsored by Liberty Fields, LLC.

About Caspi Oil Gas LLP

COG is the concession owner of the Rakushechnoye Oil Field, located in West Kazakhstan. The Rakushechnoye License Block is located onshore Caspian Sea of the Mangyshlak peninsula, West Kazakhstan. It covers an area of about 287 sq km in the south-western Manghystau Province. Geologically the field lies within the South Mangyshlak sedimentary basin and the two largest fields, Zhetybai and Uzen, are located approximately 65 kilometers to the north and 85 kilometers to the northeast, respectively. COG has favorable high-quality oil and gas reserves with API 47 and zero sulfur. Furthermore, the LPG concentration of C3 + C4 is between 10% - 12% of gas reserves.

No Offer or Solicitation

This press release relates to a proposed business combination between Liberty and Caspi and is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Liberty and Caspi, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

Liberty and its directors and executive officers may be deemed participants in the solicitation of proxies from its stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Liberty will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov. Information about Liberty’s directors and executive officers and their ownership of Liberty common stock is set forth in Liberty’s prospectus, dated November 3, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Caspi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Liberty in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

Cautionary Statement Regarding Forward-Looking Statement

This press release contains statements that constitute “forward-looking statements,” including with respect to the proposed Business Combination, within the meaning of the federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to Caspi’s products, the likelihood of regulatory approval of such products and their proposed uses; Caspi's growth prospects and Caspi's potential target markets, as well as the size of those markets; Caspi's projected financial and operational performance; new product and service offerings Caspi may introduce in the future; the potential business combination, including the implied enterprise value, the expected post-closing ownership structure and the likelihood and ability of the parties to successfully consummate the potential transaction; the anticipated effect of the announcement or pendency of the proposed business combination on Liberty’s or Caspi's business relationships, performance, and business generally; and other statements regarding Liberty’s and Caspi’s expectations, hopes, beliefs, intentions or strategies regarding the future.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "outlook," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the "Risk Factors" section of any proxy statement relating to the proposed business combination, which is expected to be filed by Liberty with the SEC, other documents filed by Liberty from time to time with SEC, and any risk factors made available to you in connection with Liberty, Caspi and the transaction. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Liberty and Caspi), and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. No assurance can be given that the business combination discussed above will be completed on the terms described, or at all. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Liberty, including those set forth in the Risk Factors section of the Registration Statement and preliminary proxy statement for the proposed Business Combination. Copies of these documents are or will be available on the SEC’s website, www.sec.gov. Liberty undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

In addition to factors previously disclosed in Liberty’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of Liberty or Caspi is not obtained; that the required approvals of the Kazakhstan government are not obtained; the restructuring of Caspi is not finalized or the creditors of Caspi do not consent to the transaction; the inability to complete a PIPE offering in connection with the proposed business combination; failure to realize the anticipated benefits of the proposed business combination; risk relating to the uncertainty of the projected financial information with respect to Caspi; the amount of redemption requests made by Liberty’s shareholders; the overall level of demand for oil and gas and the ability of Caspi to deliver its products to the global market; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the ability to maintain the listing of Liberty’s securities on the NASDAQ where it is believed that it will be the first listed company with its operations principally in Kazakhstan; Caspi’s ability to implement its business strategy; changes in governmental regulation, Caspi’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Caspi's business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of Caspi's suppliers, as well as consumer demand for oil and gas, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact that global climate change trends may have on Caspi and its suppliers and customers or that regulations seeking to mitigate climate change could adversely affect Caspi’s production; Caspi’s ability to recruit and retain qualified personnel to deliver their services; any breaches of, or interruptions in, Caspi’s information systems; fluctuations in foreign currency; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties, and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about Liberty and Caspi or the date of such information in the case of information from persons other than Liberty or Caspi, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Caspi’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Contacts

Garry Richard Stein

Liberty Resources Acquisition Corp.

Phone: 1-305-809-7217

info@liberty-resources.com

MZ Group

Shannon Devine

+1 (203) 741-8811

LIBY@mzgroup.us